Exhibit 99.2

1st Quarter 2010 Financial Results Teleconference Connectivity Unlimited™

Forward-Looking Statements This presentation contains statements regarding management’s belief that MRV is positioned to take advantage of key emerging industry trends and management’s expectations regarding those trends, and other statements about management’s future expectations, beliefs, goals, plans or prospects and those of the market segments in which MRV is engaged that are based on management’s current expectations, estimates, forecasts and projections about MRV and its consolidated businesses and the respective market segments in which MRV’s businesses operate, in addition to managements' assumptions. Statements in this presentation regarding MRV’s future financial and operating results and products, which are not statements of historical facts, constitute forward- looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, and may qualify for the safe harbor provided for in Section 21E of the Securities and Exchange Act, as amended. Words such as "expects," "anticipates," "envisions," "estimates," "targets," "intends," "plans," "believes," "seeks," "should," “forecasts,” “projects,” variations of such words and similar expressions are intended to identify such forward-looking statements which are not statements of historical facts. These forward-looking statements are not guarantees of future performance or that the events anticipated will occur or that expected conditions will remain the same or improve. These statements involve certain risks, uncertainties and assumptions, the likelihood of which are difficult to assess and may not occur, including risks that each of its business segments may not make the expected progress in its respective market, or that management’s long term strategy may not achieve the expected results. Other risks and uncertainties relate to delayed lead times in receiving components and delayed delivery times to customers due to short-term capacity constraints, potential changes in relationships with MRV’s customers and suppliers and their financial condition, MRV’s success in developing, introducing and shipping product enhancements and new products, increased competition in our market segments, market acceptance of new products, continued market acceptance of existing products and continued success in selling the products of other companies, product price discounts, the timing and amount of significant orders from customers, obsolete inventory or product returns, warranty and other claims on products, the continued ability of MRV to protect its intellectual property rights and avoid onerous licensing fees, changes in product mix, maturing product life cycles, implementation of operating cost structures that align with revenue growth, political instability in areas of the world in which MRV operates, currency fluctuations, changes in accounting rules, general economic conditions, as well as changes in such conditions specific to our market segments, risks of manufacturing in Asia, maintenance of our inventory and production backlog, and litigation related to MRV’s historical stock option granting practices, its acquisition of Fiberxon, Inc. and patent infringement claims by others. Therefore, actual outcomes, performance and results may differ from what is expressed or forecast in such forward-looking statements, and such differences may vary materially from current expectations. For further information regarding risks and uncertainties associated with MRV’s businesses, please refer to the “Management’s Discussion and Analysis of Results of Operations and Financial Condition” and “Risk Factors” sections of MRV’s SEC filings, including, but not limited to, its annual report on Form 10-K/A, which may be obtained by contacting MRV’s investor relations department at 818-886-MRVC(6782) or at MRV’s investor relations website at http://ir.mrv.com. All information in this presentation is as of May 10, 2010. MRV undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in MRV’s expectations.

MRV Speakers Introduction Anne-Marie Frisch Investor Relations Overview & Highlights Noam Lotan CEO Optical Components Near Margalit CEO of Source Photonics Financial Results Chris King CFO Q & A

Results of Operations Consolidated Results of Operations (in $000's) Q1 '09 Q4 '09 Q1 '10 $ Chg % Chg $ Chg % Chg Revenue 103,600 124,446 109,075 (15,371) (12%) 5,475 5% Gross profit 20,579 40,656 39,618 (1,038) (3%) 19,039 93% Gross margin (%) 20% 33% 36% R&D expenses 9,145 9,896 9,728 168 2% (583) (6%) SG&A expenses 25,410 28,740 23,224 5,516 19% 2,186 9% Amortization of intangibles 564 565 564 1 0% - 0% Total operating expenses 35,119 39,201 33,516 5,685 15% (1,603) (5%) Operating income (loss) (14,540) 1,455 6,102 4,647 319% 20,642 142% Net income (loss) from continuing operations attributable to MRV (15,411) 24,665 3,622 (21,043) (85%) 19,033 124% Net income (loss) from continuing operations attributable to MRV per share: Basic ($0.10) $0.16 $0.02 ($0.14) (88%) $0.12 120% Diluted ($0.10) $0.16 $0.02 ($0.14) (88%) $0.12 120% Weighted average number of shares: Basic 157,447 157,608 157,629 Diluted 157,447 157,987 158,031 Favorable/(unfav.) Favorable/(unfav.) Q1 '10 vs. Q4 '09 Year-Over-Year Q1 '10 vs. Q1 '09 Quarter-Over-Quarter

Network Equipment Group Quarterly Results of Operations - Network Equipment Group (in $000's) Q1 '09 Q4 '09 Q1 '10 $ Chg % Chg $ Chg % Chg Revenue 24,916 29,730 30,048 318 1% 5,132 21% Gross profit 12,586 15,833 17,564 1,731 11% 4,978 40% Gross margin (%) 51% 53% 58% Operating costs and expenses 14,738 16,236 14,854 1,382 9% (116) (1%) Operating income (loss) (2,152) (403) 2,710 3,113 772% 4,862 226% Favorable/(unfav.) Favorable/(unfav.) Year-Over-Year Q1 '10 vs. Q1 '09 Q1 '10 vs. Q4 '09 Quarter-Over-Quarter

Network Integration Group Quarterly Results of Operations - Network Integration Group (in $000's) Q1 '09 Q4 '09 Q1 '10 $ Chg % Chg $ Chg % Chg Revenue 33,073 41,204 32,743 (8,461) (21%) (330) (1%) Gross profit 9,337 11,110 10,781 (329) (3%) 1,444 15% Gross margin (%) 28% 27% 33% Operating costs and expenses 6,100 8,190 7,337 853 10% (1,237) (20%) Operating income (loss) 3,237 2,920 3,444 524 18% 207 6% Favorable/(unfav.) Favorable/(unfav.) Year-Over-Year Q1 '10 vs. Q1 '09 Q1 '10 vs. Q4 '09 Quarter-Over-Quarter

Optical Components Group Quarterly Results of Operations - Optical Components Group (in $000's) Q1 '09 Q4 '09 Q1 '10 $ Chg % Chg $ Chg % Chg Revenue 48,062 56,600 49,493 (7,107) (13%) 1,431 3% Gross profit (1,655) 13,584 11,299 (2,285) (17%) 12,954 783% Gross margin (%) -3% 24% 23% Operating costs and expenses 9,441 10,252 8,791 1,461 14% 650 7% Operating income (loss) (11,096) 3,332 2,508 (824) (25%) 13,604 123% Favorable/(unfav.) Favorable/(unfav.) Year-Over-Year Q1 '10 vs. Q1 '09 Q1 '10 vs. Q4 '09 Quarter-Over-Quarter

Key Measures Key Measures (in $000's) Q1 '09 Q2 '09 Q3 '09 Q4 '09 Q1 '10 Cash and investments (1) 69,677 71,859 76,472 73,788 78,028 Time deposits 1,712 1,771 14,025 18,680 18,763 Accounts receivable, net 94,000 95,358 100,850 103,247 104,134 Days receivables (2) 83 83 80 75 76 Inventories 70,395 70,363 72,259 61,803 70,641 Days inventory(2) 77 85 82 67 77 Credit lines in Italy 13,438 15,173 15,934 14,845 14,050 Credit lines at Source Photonics 11,326 20,482 23,835 24,581 21,851 Bank of China line - - 12,261 16,922 16,922 Notes receivable sold with recourse 9,284 14,680 18,866 9,726 - Other(3) 52 40 27 14 - Total debt 34,100 50,375 70,923 66,088 52,823 Revenue 103,600 104,943 115,131 124,446 109,075 Y/Y Growth % -4% -18% 1% 5% 5% Sequential growth percentage -12% 1% 10% 8% -12% Headcount(4) ~ 3,850 ~ 3,780 ~ 3,995 ~ 3,755 ~ 4,195 (4) Excludes employees of EDSLan (1) Includes cash and cash equivalents, and short and long-term marketable securities (2) Presented in terms of days (3) Includes short-term debt and current portion of long-term debt

Connectivity Unlimited™ 1ST Quarter 2010 Financial Results Teleconference Q & A